SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 15, 2002



                               GRAPHON CORPORATION
              (Exact name of Registrant as specified in its charter)



        Delaware                  0-21683              13-3899021
(State of incorporation)   (Commission File No.)      IRS Employer
                                                     Identification
                                                         Number)



               11711 SE 8th Street, Suite 215, Bellevue, WA 98005
                     (Address of principal executive offices)


                  Registrant's telephone number: (425) 818-1336



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Item 5.  Other Events

      On May 15, 2002, we announced that we had entered into a letter of intent to acquire three privately-held, affiliated entities in the telecommunications industry. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.


Item 7.  Financial Statements, Proforma Financial Information and Exhibits

(a)   Financial Statements - None

(b)   Pro Forma Financial Information - None

(c)   Exhibits:

 Exhibit No.               Description

     99.1          Press Release dated May 15, 2002

                                       SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:      May 20, 2002                        GRAPHON CORPORATION
                                                  (Registrant)

                                          By:    /s/ William Swain
                                                 ---------------------------
                                                William Swain
                                                Chief Financial Officer